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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-40039, 333-40033, and 333-40035) of Pegasus
Systems, Inc. of our reports dated February 10, 2000 related to the financial statements and financial statement schedule, which appear in this Form 10-K.



                                                     PricewaterhouseCoopers LLP


Dallas, Texas
March 10, 2000